Exhibit 10.1

BCD SEMICONDUCTOR MANUFACTURING LIMITED

FIFTH AMENDED AND RESTATED 2002 SHARE PLAN

1.        Purposes of the Plan. The purposes of this Share Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2.        Definitions. As used herein, the following definitions shall apply:

(a)        “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)        “Applicable Laws” means any and all laws of whatever jurisdiction, within or without the United States, including without limitation the applicable laws of the Cayman Islands, Peoples Republic of China, and Republic of China (Taiwan), state corporate laws, federal and state securities laws and the Code, and the rules of any stock exchange or quotation system on which the Ordinary Shares are listed or quoted, applicable to the taking or refraining from taking of any action under the Plan, including the administration of the Plan and the issuance or transfer of Options or Option Shares.

(c)        “Board” means the Board of Directors of the Company.

(d)        “Change in Control” means the occurrence of any of the following events:

(i)        Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)        The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)        The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e)        “Code” means the Internal Revenue Code of 1986, as amended.

(f)        “Committee” means a committee of Directors appointed by the Board to administer the Plan as described in Section 4 hereof.

(g)        “Company” means BCD Semiconductor Manufacturing Limited, a Cayman Islands company.

(h)        “Consultant” means any person who is not an Employee and who is engaged by the Company or any Parent or Subsidiary to render bona fide consulting or advisory services to such entity.

(i)        “Director” means a member of the Board.

(j)        “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k)        “Employee” means any person, including officers and Directors, who is treated as an employee in the personnel record of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to make a Director an Employee.

(l)        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)        “Fair Market Value” means, as of any date, the value of Ordinary Shares determined as follows:

(i)        If the Ordinary Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)        If the Ordinary Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Ordinary Shares on the day of determination; or

(iii)        In the absence of an established market for the Ordinary Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n)        “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

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(o)        “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(p)        “Option” means an option to purchase Ordinary Shares granted pursuant to the Plan.

(q)        “Option Exchange Program” means a program under which (i) outstanding Options may be surrendered or cancelled in exchange for Options of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Optionees would have the opportunity to transfer any outstanding Options to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Option is increased or reduced. The Administrator will determine the terms and conditions of any Option Exchange Program in its sole discretion.

(r)        “Option Letter” means a written or electronic letter agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. An Option Letter is subject to the terms and conditions of the Plan.

(s)        “Option Shares” means the Ordinary Shares covered by an outstanding Option or purchased under an Option.

(t)        “Optionee” means the holder of an outstanding Option granted under the Plan.

(u)        “Ordinary Shares” means the Ordinary Shares of the Company.

(v)        “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)        “Plan” means this Fifth Amended and Restated 2002 Share Plan of the Company.

(x)        “Service Provider” means an Employee, a Director or a Consultant.

(y)        “Share” means a share of the Ordinary Shares, as adjusted in accordance with Section 12 below.

(z)        “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.        Shares Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 27,500,000 Shares. The Shares may be authorized but unissued, or reacquired Ordinary Shares.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares

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which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares issued pursuant to an Option are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate Share number stated in the first paragraph of this Section, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this second paragraph of this Section.

4.        Administration of the Plan.

(a)        Administrator. The Board shall have ultimate responsibility for administering the Plan. The Board may delegate certain of its responsibilities to a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)        Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)        to determine the Fair Market Value;

(ii)        to select the Service Providers to whom Options may from time to time be granted hereunder;

(iii)        to determine the number of Shares to be covered by each such Option granted hereunder;

(iv)        to determine the times Options are granted;

(v)        to modify or amend any Option;

(vi)        to approve forms of agreement for use under the Plan;

(vii)        to determine the terms and conditions of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Ordinary Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(viii)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

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(ix)        to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)        to institute and determine the terms and conditions of an Option Exchange Program;

(xi)        to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(xii)        to correct any defect, remedy any omission, or reconcile any inconsistency in the Plan, any Option Letter or option agreements or any other documentation relating to the Plan; and

(xiii)        to make all other determinations the Administrator deems necessary or advisable for the administration of the Plan.

(c)        Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.        Eligibility. Nonstatutory Stock Options may be granted to Service Providers, including prospective Service Providers conditioned upon the beginning of their service for the Company or a Parent or Subsidiary. Incentive Stock Options may be granted only to Employees.

6.        Limitations.

(a)        At-Will Employment. Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause, and with or without notice.

(b)        Incentive Stock Options. Each Option will be designated in the Option Letter as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

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7.        Term of Plan. The Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 14, it shall continue in effect for a term of ten (10) years from the later of (i) the effective date of the Plan, or (ii) the date of the most recent Board approval of an increase in the number of shares reserved for issuance under the Plan.

8.        Term of Option. The term of each Option shall be stated in the Option Letter; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Letter.

9.        Option Exercise Price and Consideration.

(a)        Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator; provided, however that in the case of an Incentive Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In the case of an Incentive Stock Option granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, Options may be granted with a per Share exercise price less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(b)        Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of, without limitations, (1) cash, (2) check, (3) other shares, provided shares acquired from the Company, either directly or indirectly, (x) have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, (5) full recourse promissory note bearing interest at a fair market value rate sufficient to avoid interest imputation under the Code or other Applicable Laws, except that Consultants may not purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

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10.        Exercise of Option.

(a)        Procedure for Exercise; Rights as a Member. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Letter. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Optionee will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Letter) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Letter and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a member shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)        Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Letter to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Letter). In the absence of a specified time in the Option Letter, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)        Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Letter to the extent the Option is vested on

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the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Letter). In the absence of a specified time in the Option Letter, the Option shall remain exercisable for six (6) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)        Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Letter (but in no event later than the expiration of the term of such Option as set forth in the Option Letter), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Letter, the Option shall remain exercisable for six (6) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

11.        Limited Transferability of Options. Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee.

12.        Adjustments Upon Changes in Capitalization, Merger or Change in Control.

(a)        Changes in Capitalization. Subject to any required action by the members of the Company, the number and type of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, and the number and type of Shares covered by each outstanding Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number or type of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Ordinary Shares, or any other increase or decrease in the number of issued Ordinary Shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, type or price of Shares subject to an Option.

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(b)        Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Option Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

(c)        Merger or Change in Control.  In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. If the successor corporation in a merger or Change in Control refuses to assume or substitute for the Option and the Company has consummated its initial public offering on a U.S. national securities exchange or on an international securities exchange (the “Initial Public Offering”), then the Optionee shall fully vest in and have the right to exercise his or her Option as to all of the Option Shares, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted for in the event of a merger or Change in Control, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and this Option shall terminate upon the expiration of such period. In the event that a successor corporation or a Parent or Subsidiary of a successor corporation refuses to assume or substitute for the Option and the Company’s Initial Public Offering has not been consummated, then the Optionee shall be entitled to a cash payment from the Company equal to the product of (i) the Option Shares and (ii) the difference of (A) the Fair Market Value of the Company’s Ordinary Shares and (B) the exercise price of his or her Option. Such cash payment shall become due and payable promptly after the closing of the merger or Change in Control. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the Option confers the right to purchase or receive, for each Share of Option Shares subject to the Option immediately prior to the merger or Change in Control, the consideration (whether shares or stock, cash, or other securities or property) received in the merger or Change in Control by holders of Ordinary Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely Ordinary Shares of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Option Shares subject to the Option, to be solely Ordinary Shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Ordinary Shares in the merger or Change in Control. The Board and the Administrator need not adopt the same rules for each Option or each Optionee.

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13.        Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

14.        Amendment and Termination of the Plan. The Board may at any time amend, alter, suspend or terminate the Plan.

(a)        Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

(b)        Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

15.        Conditions Upon Issuance of Shares.

(a)        Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)        Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16.        Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.        Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

18.        Reservation of Shares. The Company shall, at all times during the term of this Plan, reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.        Governing Law. Except as specifically provided under the Plan or in any of its accompanying documentation including without limitation the Option Letter, the Plan and all

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determinations made and actions taken under the Plan shall be governed by the laws of the Cayman Islands, without reference to its conflict of laws provisions.

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APPENDIX A

TO THE BCD SEMICONDUCTOR MANUFACTURING LIMITED

FIFTH AMENDED AND RESTATED 2002 SHARE PLAN

(for California residents only, to the extent required by 25102(o))

This Appendix A to the BCD Semiconductor Manufacturing Limited Fifth Amended and Restated 2002 Share Plan shall apply only to Optionees who are residents of the State of California and who are receiving an Option under the Plan. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided by this Appendix A. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms shall apply to all Options granted to residents of the State of California, until such time as the Administrator amends this Appendix A or the Administrator otherwise provides.

(a)        The term of each Option shall be stated in the Option Letter, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

(b)        Unless determined otherwise by the Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee, only by the Optionee. If the Administrator in its sole discretion makes an Option transferable, such Option may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iv) as permitted by Rule 701 of the Securities Act of 1933, as amended.

(c)        If a Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as specified in the Option Letter, which shall not be less than thirty (30) days following the date of the Optionee’s termination, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Letter). In the absence of a specified time in the Option Letter, the Option shall remain exercisable for three (3) months following the Optionee’s termination.

(d)        If a Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as specified in the Option Letter, which shall not be less than six (6) months following the date of the Optionee’s termination, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Letter). In the absence of a specified time in the Option Letter, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.

(e)        If a Optionee dies while a Service Provider, the Option may be exercised within such period of time as specified in the Option Letter, which shall not be less than six (6) months following the date of the Optionee’s death, to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set

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forth in the Option Letter) by the Optionee’s designated beneficiary, personal representative, or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Letter, the Option shall remain exercisable for twelve (12) months following the Optionee’s death.

(f)        No Option shall be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the shareholders.

(g)        In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option. The Administrator shall also make such adjustments to the extent required by Section 25102(o) of the California Corporations Code.

(h)        This Appendix A shall be deemed to be part of the Plan and the Administrator shall have the authority to amend this Appendix A in accordance with Section 14 of the Plan.

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BCD SEMICONDUCTOR MANUFACTURING LIMITED

2002 SHARE PLAN

OPTION AGREEMENT – NON-PRC SERVICE PROVIDERS

BCD Semiconductor Manufacturing Limited (the “Company”) hereby grants you,                          (the “Optionee”), an option (the “Option”) under the Company’s 2002 Share Plan (the “Plan”) to purchase ordinary shares of (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share	$
Number of Shares subject to the Option

Type of Option:	Incentive Stock Option (to the extent permitted by Applicable Law)
Nonstatutory Stock Option
Expiration Date:

Vesting Schedule

The Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

[INSERT VESTING SCHEDULE]

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*
Termination as Service Provider (except as provided below)	3 months
Termination as Service Provider due to Disability	6 months
Termination as Service Provider due to death	6 months

*The Option may only be exercised as to Shares that have vested as of the date of the Optionee’s termination as a Service Provider and in no event may the Option be exercised after the Expiration Date. It is the Optionee’s responsibility to exercise the Option, if the Optionee so desires, before it expires or terminates.

The Optionee’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan. Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option.

This Non-PRC Service Provider Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

OPTIONEE:	BCD SEMICONDUCTOR
MANUFACTURING LIMITED:

Signature	By

Print Name	Print Name and Title

Date

Residence Address

EXHIBIT A

OPTION RULES

1.        Grant of Option.  The Administrator hereby grants to the Optionee under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Optionee acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan.

2.        Exercise of Option.

(a)        Right to Exercise.    This Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b)        Method of Exercise.    This Option shall be exercisable to the extent then vested by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee (or by the Optionee’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Optionee’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised together with any applicable tax withholding. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with any applicable tax withholding, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares will be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c)        Approval by Shareholders and Compliance Restrictions on Exercise.  Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the shareholders of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

(d)        Issuance of Shares.    After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

3.        Optionee’s Representations.    In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4.        Market Stand-Off.

(a)        The Optionee agrees that the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the effective date of the first Qualified Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the effective date of the first Qualified Public Offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Optionee agrees that any transferee of any Optionee shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the first Qualified Public Offering.

(b)        For purposes of this Section 4, a “Qualified Public Offering” shall mean the closing of an underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, a Qualified Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c)        The Optionee shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Optionee shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s first Qualified Public Offering.

5.        Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Optionee:

(a)        cash or check;

(b)        at the discretion of the Administrator, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)        at the discretion of the Administrator, surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Administrator.

6.        Non-Transferability of Option.      The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7.        Term of Option.  The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8.        Tax Obligations.

(a)        Tax Withholding.     The Optionee shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise. The Optionee hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b)        Notice of Disqualifying Disposition of Shares.  If the Option granted to the Optionee herein is designated as an Incentive Stock Option, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two (2) years after the Date of Grant and (ii) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee hereby acknowledges and agrees that the Optionee may be subject to tax withholding by the Company on the compensation income recognized by the Optionee in connection with the exercise of the Option.

(c)        Code Section 409A.  Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by the Optionee prior to the exercise of the Option, (ii) an additional twenty percent (20%) U.S. Federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional U.S. state income, penalty and interest tax to the Optionee. Optionee acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Optionee agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Optionee will be solely responsible for Optionee’s costs related to such a determination.

9.        Adjustment of Shares.  In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10.      Legality of Initial Issuance.  No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. Federal law or other Applicable Law have been satisfied.

11.      No Registration Rights.  The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

12.      Securities Law Restrictions.    Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

13.      Acknowledgement.  The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

14.      General Provisions.

(a)        Notice.  Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(b)        Successors and Assigns.  Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c)        No Assignment.  Except as otherwise provided in this Option Agreement, the Optionee shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d)        Severability.  The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e)        Administration.    Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Optionee, the Company, and all other persons.

(f)        Headings.    The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g)        Counterparts.  This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)        Entire Option Agreement; Governing Law.  The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

15.      No Guarantee of Continued Service.    THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE AFFILIATE EMPLOYING THE OPTIONEE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE OPTIONEE) TO TERMINATE THE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

EXHIBIT B

BCD SEMICONDUCTOR MANUFACTURING LIMITED

2002 SHARE PLAN

EXERCISE NOTICE

BCD Semiconductor Manufacturing Limited

30920 Huntwood Avenue

Hayward, CA 94544

Attention: [Title]

1.        Exercise of Option. Effective as of today,                     ,                             , the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase              ordinary shares (the “Shares”) of BCD Semiconductor Manufacturing Limited (the “Company”), under and pursuant to the 2002 Share Plan (the “Plan”) and the Non-PRC Service Provider Option Agreement dated                     ,          (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2.        Delivery of Payment.    The Optionee herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Optionee is exercising the Option, and any and all withholding taxes due in connection with the exercise of the Option.

3.        Representations of the Optionee.    The Optionee hereby acknowledges that the Optionee has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4.        Rights as Shareholder.    Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.        Right of First Refusal.

(a)        Transfer Notice.    If at any time the Optionee proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Optionee (a “Selling Optionee”) shall first give the Company written notice of the Selling Optionee’s intention to make the Transfer (the “Transfer

Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Optionee has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate any Applicable Law.

(b)        Company’s Option.  The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Optionee in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Optionee notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c)        Valuation of Property.    Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Optionee and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d)        Non-Exercise of Right.  To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Optionee and the Selling Optionee shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the

Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Optionee does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Optionee until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Optionee of Shares.

(e)        Additional Shares or Substituted Securities.  In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f)        Exception for Certain Family Transfers.    Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)        Change in Control.  In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(h)        Lapse.  Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) a Qualified Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.        Tax Consultation.   The Optionee hereby acknowledges that he or she understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee hereby represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

7.        Restrictions on Transfer.

(a)        Legends.    The Optionee hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. Federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE ISSUER OR THE MANAGING UNDERWRITER.

(b)        Stop-Transfer Notices.    The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)        Rights of the Company.  The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d)        Removal of Legends.    If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8.        Successors and Assigns.    The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

9.        Interpretation.    Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.      Governing Law; Severability.    This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11.      Entire Agreement.    The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

OPTIONEE	BCD SEMICONDUCTOR MANUFACTURING LIMITED

Signature	By

Print Name	Print Name

Address:	Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	BCD SEMICONDUCTOR MANUFACTURING LIMITED

SECURITIES:	ORDINARY SHARES

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Optionee represents to the Company the following:

(a)        The Optionee hereby acknowledges that the Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)        The Optionee hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c)        The Optionee hereby acknowledges that the Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the

Option to Optionee, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Exchange Act) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)        The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Optionee:

Date:

BCD SEMICONDUCTOR MANUFACTURING LIMITED

2002 SHARE PLAN

AMENDED AND RESTATED PRC OPTION AGREEMENT

This Amended and Restated PRC Option Agreement (this “Option Agreement”) is made this          day of                     , 20     (the “Effective Date”) and amends and restates that certain PRC Option Agreement entered into by and between you,              (the “Optionee”) and BCD Semiconductor Manufacturing Limited (the “Company”) with respect to the option (the “Option”) to purchase Ordinary Shares of the Company (“Shares”) granted to you under the Company’s 2002 Share Plan (the “Plan”) on the Date of Grant set forth below (the “Prior Agreement”).

In consideration for and subject to your delivery to the Company of an amount equal to US$             [insert aggregate exercise price of vested options] (the “Extension Price”), the Prior Agreement is hereby amended and superseded in its entirety and restated by this Option Agreement. All provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect. Optionee hereby acknowledges and agrees that the Extension Price shall be non-refundable.

Optionee further acknowledges that Optionee’s status as a Service Provider under the Plan terminated on              [insert termination date], and that on such date,              [insert number of unvested shares as of termination date] of the Shares exercisable under the Prior Agreement were unvested and immediately forfeited and Optionee has no further rights with respect thereto.

Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Date of Grant
Exercise Price per Share	US$0.001
Number of Shares Subject to the Option	[insert number of vested shares as of the termination date]
Type of Option:	Nonstatutory Stock Option
Expiration Date:	10th anniversary of the Effective Date (as defined above)

Option Exercise:

The Option is fully-vested, and to the extent permitted by Applicable Law, the Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan and the Option Rules (attached hereto as Exhibit A).

Escrow Provisions:

This Option shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

Option Termination and Expiration:

This Option shall be exercisable for the number of days after Participant ceases to be a Service Provider as provided in Section 2 of Exhibit A. In no event may the Option be exercised after the Expiration Date. It is the Optionee’s responsibility to exercise the Option, if the Optionee so desires, before it expires or terminates.

The Optionee’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A, the Plan, and the Escrow Provisions (Exhibit B). Please be sure to read all of Exhibits A and B, which contain the specific terms and conditions of the Option. This Option Agreement does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

OPTIONEE:	BCD SEMICONDUCTOR MANUFACTURING LIMITED:

(Signature)	(Signature)

(Print Name)	(Print Name and Title)

(Date)	(Date)

(Residence Address)

EXHIBIT A

OPTION RULES

1.        Option.    This Option is a right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Summary”), at the Exercise Price per Share set forth in the Grant Summary, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Optionee acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The Option, and any Shares or cash acquired pursuant hereto, shall be held by the Company under the Escrow Provisions (attached hereto as Exhibit B).

2.        Exercise of Option.

(a)        Right to Exercise.    If permitted by Applicable Law, this Option shall be exercisable during its term cumulatively according to the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b)        Option Exercise Period.    Notwithstanding any provision in this Option Agreement to the contrary, the Option shall not be exercisable until (i) the occurrence of the earliest of (A) the Initial Public Offering (as defined below), (B) a Change in Control in which the successor entity has equity securities publicly traded on an internationally-recognized stock exchange, and (C) upon such date that the Option may be legally exercised pursuant to Applicable Law, as evidenced by a legal opinion provided to and approved by the Board (a “Trigger Event”), and (ii) following a Trigger Event, the later of (X) the completion by the Company (or, if applicable, the successor entity) of all relevant registrations, if any, required under PRC law with respect to the exercise of the Option, including, without limitation, those required by the PRC State Administration of Foreign Exchange (“SAFE”) as determined to be necessary or desirable by the Board in its discretion, and (Y) if applicable, the expiration of the Market-Standoff (as defined below) (such date, the “Trigger Date”). On or after the Trigger Date, the Option shall be exercisable during its term until the end of the Exercise Period specified below:

Reason for Termination of Service	End of Option Exercise Period
Termination as a Service Provider (except as provided below)	3 months from the Trigger Date
Termination as a Service Provider due to death or Disability	The later of 3 months from the Trigger Date and 6 months from termination

Subject to Section 12(c) of the Plan, the Option shall terminate on the earlier of the Expiration Date as set forth in the Grant Summary and the end of the Option Exercise Period specified above.

(c)        Method of Exercise.  The Optionee may instruct the Company to exercise the Option on his or her behalf by delivery of a written exercise notice in the form attached hereto as Exhibit C (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Optionee (or by the Optionee’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Optionee’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised, with applicable tax withholding delivered, according to Exhibit C hereto. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, with applicable tax withholding delivered, according to Exhibit C hereto, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

(d)        Approval by Shareholders and Compliance Restrictions on Exercise.  Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the shareholders of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

3.        Optionee’s Representations.  In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit D, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4.        Market Stand-Off.

(a)        The Optionee agrees that the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under the Option Agreement for a period specified by the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time commencing on and following the effective date of the Initial Public Offering as may be requested by the Company or its underwriters. In no event, however, shall the Market Stand-Off period exceed 180 days following the effective date of the Initial Public Offering. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities that are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Option Agreement until the end of the applicable

Market Stand-Off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 4, and the Optionee agrees that any transferee of any Optionee shall be bound by the provisions of this Section 4. This Section 4 shall not apply to Shares registered in the Initial Public Offering.

(b)        For purposes of this Section 4, an “Initial Public Offering” shall mean the closing of the first underwritten public offering, pursuant to an effective registration statement under the Securities Act or pursuant to a valid qualification or filing under Applicable Law of another jurisdiction, of the Shares or other equity securities of the Company. Notwithstanding the foregoing, an Initial Public Offering shall not include a registration relating solely to employee benefit plans or to a Rule 145 transaction under the Securities Act or to similar registrations under Applicable Law of another jurisdiction.

(c)        The Optionee shall execute and deliver such other agreements as may be reasonably requested by the Company or its underwriters that are consistent with this Section 4 or that are necessary to give further effect thereto. In addition, if requested by the Company or its underwriters, the Optionee shall provide, within ten (10) days of this request, such information as may be required by the Company or its underwriters in connection with the completion of the Company’s Initial Public Offering.

5.        Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Optionee:

(a)        if permitted by Applicable Law, by cash, check or cash equivalent;

(b)        at the discretion of the Administrator and to the extent permitted by Applicable Law, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)        such other method or manner of payment as the Administrator may approve, to the extent permitted by Applicable Law.

6.        Non-Transferability of Option.    The Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and the Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7.        Term of Option.  The Option shall in any event expire on the Expiration Date set forth in the Grant Summary, and may be exercised prior to the Expiration Date only in accordance with the Plan and the terms of this Option Agreement.

8.        Tax Obligations.

(a)        Tax Withholding.    The Optionee understands that he/she is solely responsible for any taxes associated with the Option exercise The Optionee shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Optionee) for the satisfaction of all U.S. Federal, state, local and non-U.S. (including the People’s Republic of China) income and employment tax withholding requirements applicable to the Option exercise, disposition of the Option or the Shares issued pursuant to the exercise of the Option. In this regard and to the extent determined appropriate by the Company in its discretion and permissible under Applicable Law, the Optionee authorizes the Company (and/or a Parent or Subsidiary of the Company) to (i) withhold all applicable taxes legally payable by the Optionee from proceeds from the sale of Shares acquired upon exercise of the Option in an amount sufficient to cover such tax obligations or (ii) reduce the number of Shares otherwise deliverable to the Optionee (including selling on the Optionee’s behalf such number of Shares necessary to obtain sufficient proceeds to satisfy such tax withholding obligations). The Optionee hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

9.        Adjustment of Shares.  In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10.      Legality of Initial Issuance.  No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. Federal law or other Applicable Law have been satisfied.

11.      No Registration Rights.  The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

12.      Securities Law Restrictions.    Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

13.      Disposition of Shares.  The Optionee agrees to sell, transfer or otherwise dispose of the Shares acquired pursuant to the exercise of the Option in such manner and subject to such terms and conditions as the Administrator determines within such period of time as the Administrator may designate from time to time to comply with Applicable Laws, or as requested by SAFE or its local agency (the “Disposition Deadline”). The Optionee hereby authorizes the

Company and appoints the Company as the Optionee’s attorney-in-fact to sell on the Optionee’s behalf any Shares held by the Optionee after the Disposition Deadline, without any further action, consent or instruction by the Optionee.

14.      Acknowledgements.

(a)        The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. The Optionee further agrees to notify the Company upon any change in residence address.

(b)        The Company (which may or may not have been the Optionee’s employer) is granting the Option. The Company will administer the Plan from outside the Optionee’s country of residence, and United States law will govern all Options granted under the Plan.

(c)        The Optionee acknowledges that benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Law, the benefits and rights provided under the Plan are not to be considered part of the Optionee’s salary or compensation for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. The Optionee waives any and all rights to compensation or damages as a result of the termination of employment with the Company for any reason whatsoever insofar as those rights result or may result from:

(i)        the loss or diminution in value of such rights under the Plan, or

(ii)       the Optionee ceasing to have any rights under, or ceasing to be entitled to any rights under the Plan as a result of such termination.

(d)        The grant of the Option, and any future grant of Options under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of the Option nor any future grant of an Option by the Company will be deemed to create any obligation to grant any further Options, whether or not such a reservation is explicitly stated at the time of such a grant. The Company has the right, at any time, to amend, suspend or terminate the Plan.

(e)        The Plan will not be deemed to constitute, and will not be construed by the Optionee to constitute, part of the terms and conditions of employment, and the Company will not incur any liability of any kind to the Optionee as a result of any change or amendment, or any cancellation, of the Plan at any time.

(f)        Participation in the Plan will not be deemed to constitute, and will not be deemed by the Optionee to constitute, an employment or labor relationship of any kind with the Company.

(g)        By entering into this Option Agreement, and as a condition of the grant of the Option, the Optionee consents to the collection, use, and transfer of personal data as described in this subsection to the full extent permitted by and in full compliance with Applicable Law.

(i)        the Optionee understands that the Company, its Parent or any Subsidiary may hold certain personal information about the Optionee, including, but not limited to, name, home address and telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in the Optionee’s favor, for the purpose of managing and administering the Plan (“Data”).

(ii)       the Optionee further understands that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purposes of implementation, administration, and management of the Optionee’s participation in the Plan, and that the Company and/or its Subsidiaries may each further transfer Data to any third parties assisting the Company in the implementation, administration, and management of the Plan (“Data Recipients”).

(iii)      the Optionee understands that these Data Recipients may be located in the Optionee’s country of residence or elsewhere, such as the United States. The Optionee authorizes the Data Recipients to receive, possess, use, retain, and transfer Data in electronic or other form, for the purposes of implementing, administering, and managing the Optionee’s participation in the Plan, including any transfer of such Data, as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf, to a broker or third party with whom the Shares acquired on exercise may be deposited.

(iv)       the Optionee understands that the Optionee may, at any time, review the Data, request that any necessary amendments be made to it, or withdraw the Optionee’s consent herein in writing by contacting the Company. The Optionee further understands that withdrawing consent may affect the Optionee’s ability to participate in the Plan.

(h)        The Optionee has received the terms and conditions of this Option Agreement and any other related communications, and the Optionee consents to having received these documents in English.

15.      General Provisions.

(a)        Notice.  Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with a national postal service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

(b)        Successors and Assigns.    Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c)        No Assignment.  Except as otherwise provided in this Option Agreement, the Optionee shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d)        Severability.  The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e)        Administration.    Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Optionee, the Company, and all other persons.

(f)        Headings.    The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g)        Counterparts.  This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)        Entire Option Agreement; Governing Law.    The provisions of the Plan are incorporated herein by reference. The Plan, the Escrow Provisions and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

16.        Extension Price Not Refundable.    THE EXTENSION PRICE PAID BY THE OPTIONEE TO THE COMPANY IN CONNECTION WITH THIS AMENDED AND RESTATED PRC OPTION AGREEMENT IS NOT REFUNDABLE UNDER ANY CIRCUMSTANCES. THE OPTIONEE ACKNOWLEDGES THAT THE COMPANY HAS NO OBLIGATION TO ENSURE THAT THE TRIGGER DATE OCCURS PRIOR TO THE EXPIRATION DATE OR AT ALL. IF THE TRIGGER DATE DOES NOT OCCUR PRIOR TO THE EXPIRATION DATE, THEN THIS OPTION WILL EXPIRE IN ACCORDANCE WITH ITS TERMS AND THE EXTENSION PRICE WILL NOT BE RETURNED TO THE OPTIONEE.

17.        Cashless Exercise; Proceeds Not Convertible to RMB.      OPTIONEE ACKNOWLEDGES THAT IT MAY BE THE CASE THAT THIS OPTION WILL ONLY BE

EXERCISABLE, IF AT ALL, IN CONNECTION WITH A FORMAL CASHLESS EXERCISE PROGRAM ADOPTED BY THE COMPANY AND THAT THE COMPANY IS UNDER NO OBLIGATION TO ADOPT SUCH A PROGRAM. IT MAY ALSO BE THE CASE THAT ANY PROCEEDS FROM A CASHLESS EXERCISE OF THIS OPTION WILL NOT BE CONVERTIBLE INTO RENMINBI AND THAT IT MAY NOT BE POSSIBLE FOR SUCH PROCEEDS TO BE REMITTED INTO THE PRC.

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EXHIBIT B

BCD SEMICONDUCTOR MANUFACTURING LIMITED

2002 SHARE PLAN

ESCROW PROVISIONS

1.        Option.  As set forth in the Option Agreement, to which these Escrow Provisions (the “Escrow Provisions”) are attached, you have been granted an Option under the Plan. The Option will be held by the Company under these Escrow Provisions in an account in your name. Unless otherwise defined herein, the capitalized terms in these Escrow Provisions shall have the meanings ascribed to those terms in the Plan.

2.        Legal and Equitable Title.  Legal and equitable title to the Option and any cash or securities acquired pursuant to the Option, will remain with you at all times, notwithstanding that such items may be held by the Company pursuant to these Escrow Provisions.

3.        Exercise of Option.    You may instruct the Company to exercise the Option on your behalf at such time or times as permitted by the Option Agreement and the Plan.

4.        Proceeds of Exercise.    Shares acquired upon exercise of your Option will be retained in Escrow under these Escrow Provisions. Subject to requirements for repatriation and settlement of foreign exchange under the laws of the People’s Republic of China, you may elect to keep any proceeds from the sale of such Shares (any such sale to be performed by the Company under your direction) in your account under these Escrow Provisions or to have them distributed to you. If you elect to have the proceeds distributed to you, the Company will use its reasonable efforts to effect such distribution, pursuant to such channels as the Company reasonably determines appropriate and permissible under Applicable Law.

5.        Powers of Company.    The Company may take any and all actions, and is hereby granted such powers and discretion, as may appear necessary or proper to comply with Applicable Law and to effectuate and carry out the terms and purposes of Escrow under these Escrow Provisions, including, but not limited to, the power to exercise the Option and hold or dispose of the proceeds of such exercise in accordance with the terms of these Escrow Provisions.

6.        Limitation of Liability.  The Company is not liable for any damage caused by the exercise of its discretion as authorized by these Escrow Provisions for any reason, except gross negligence or willful misconduct. The Company is not liable for honest mistakes of judgment or for losses or liabilities due to honest mistakes of judgment.

7.        Costs and Expenses of this Escrow.    All costs and expenses of these Escrow Provisions will be borne by the Company.

8.        Entire Agreement; Governing Law.    The provisions of the Plan are incorporated herein by reference. The Plan, Option Agreement and these Escrow Provisions constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and you with respect to the subject matter hereof, and may not be modified adversely to your interest except by means of a writing signed by the Company and you. These Escrow Provisions are governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

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EXHIBIT C

BCD SEMICONDUCTOR MANUFACTURING LIMITED

2002 SHARE PLAN

EXERCISE NOTICE

BCD Semiconductor Manufacturing Limited

30920 Huntwood Avenue

Hayward, CA 94544

Attention: [Title]

1.        Exercise of Option.    Effective as of today,                             ,             , the undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase                      ordinary shares (the “Shares”) of BCD Semiconductor Manufacturing Limited (the “Company”), under and pursuant to the 2002 Share Plan (the “Plan”) and the PRC Option Agreement dated                      (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2.        Delivery of Payment.    The Optionee herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Optionee is exercising the Option, and delivers any and all tax withholding due in connection with the exercise of the Option to the Company, the Parent or the Subsidiary that is required under Applicable Law to withhold such taxes.

3.        Representations of the Optionee.    The Optionee hereby acknowledges that the Optionee has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4.        Rights as Shareholder.    Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.        Right of First Refusal.

(a)        Transfer Notice.    If at any time the Optionee proposes to sell, transfer, assign, encumber, pledge, hypothecate or otherwise dispose of in any way (each, a “Transfer”) all or any part of or any interest in the Shares to one or more third parties pursuant to an understanding with the third parties, then the Optionee (a “Selling Optionee”) shall first give the Company written notice of the Selling Optionee’s intention to make the Transfer (the “Transfer

Notice”), which Transfer Notice shall include (i) a description of the Shares to be transferred (the “Offered Shares”), (ii) the identity of the prospective transferee(s), (iii) a certification as to the number of Shares currently owned, directly or indirectly, by the proposed transferee and its Affiliates and (iv) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. For purposes of this Section 5, “Affiliate” shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such entity. The Transfer Notice shall certify that the Selling Optionee has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer and proof satisfactory to the Company that the proposed Transfer will not violate Applicable Law.

(b)        Company’s Option.  The Company and its assignee(s) shall have an option for a period of thirty (30) days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company and its assignee(s) may exercise such purchase option and, thereby, purchase all (or a portion of) the Offered Shares by notifying the Selling Optionee in writing before expiration of such thirty (30)-day period as to the number of Offered Shares that it wishes to purchase. If the Company or an assignee gives the Selling Optionee notice that it desires to purchase the Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplates a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 5(c) hereof.

(c)        Valuation of Property.    Should the purchase price specified in any Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company and its assignee(s) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Selling Optionee and the Company or its assignee(s) cannot agree on such cash value within ten (10) days after the Company’s receipt of the Transfer Notice, the valuation shall be as determined in good faith by the Administrator. If the time for the closing of the purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after the valuation shall have been made pursuant to this Section 5(c).

(d)        Non-Exercise of Right.    To the extent that any Offered Share has not been purchased pursuant to Section 5(b) hereof and the Company has determined that the proposed Transfer of the unpurchased Offered Shares to the third party transferee identified in the Transfer Notices would not constitute a Change in Control, the Company shall promptly so notify the Selling Optionee and the Selling Optionee shall have a period of thirty (30) days from receipt of such notice in which to sell such unpurchased Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice; provided, however, that the transferee shall agree in writing on a form prescribed by the

Company to be bound by all provisions of this Exercise Notice. In the event that the Selling Optionee does not consummate such sale or disposition within such thirty (30) day period, all rights of first refusal under this Section 5 shall continue to be applicable to any subsequent disposition of the Offered Shares by the Selling Optionee until such rights lapse in accordance with the terms of this Section 5. Furthermore, the exercise or nonexercise of such rights shall not adversely affect the right of the Company and its assignee(s) to make subsequent purchases from the Selling Optionee of Shares.

(e)        Additional Shares or Substituted Securities.  In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5.

(f)        Change in Control.  In the event of a Change in Control, all rights of first refusal under this Section 5 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control, but only to the extent the Shares are at the time covered by the rights of first refusal under this Section 5.

(g)        Lapse.  Notwithstanding any other provision of this Section 5, any right of first refusal provided in this Section 5 shall terminate as to any Shares upon the earlier to occur of (i) an Initial Public Offering (as defined in the Option Agreement), or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.        Tax Consultation.  The Optionee hereby acknowledges that he or she understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee hereby represents that the Optionee has consulted with any tax consultants the Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Company for any tax advice.

7.        Restrictions on Transfer.

(a)        Legends.    The Optionee hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. Federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR QUALIFIED OR REGISTERED UNDER STATE

SECURITIES OR BLUE SKY LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE ACT, APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD NOT TO EXCEED 180 DAYS FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)        Stop-Transfer Notices.  The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)        Rights of the Company.  The Company shall not (i) record on its books the transfer of any Shares that have been sold or transferred in contravention of this Exercise Notice or (ii) treat as the owner of Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Exercise Notice. Any Transfer of Shares not made in conformance with this Exercise Notice shall be null and void and shall not be recognized by the Company.

(d)        Removal of Legends.  If, in the opinion of the Company and its counsel, any legend placed on a certificate of shares representing Shares sold under this Exercise Notice is no longer required, the holder of the certificate shall be entitled to exchange the certificate for a certificate representing the same number of Shares but without such legend.

8.        Successors and Assigns.  The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

9.        Interpretation.  Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.      Governing Law; Severability.    This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11.      Entire Agreement.    The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement, the Escrow Provisions, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

o O o

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

OPTIONEE	BCD SEMICONDUCTOR MANUFACTURING LIMITED

Signature	By

Print Name	Print Name

Address:	Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTICE

EXHIBIT D

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:	BCD SEMICONDUCTOR MANUFACTURING LIMITED

SECURITIES:	ORDINARY SHARES

AMOUNT:

DATE:

In connection with the purchase of the above-listed Securities, the Optionee represents to the Company the following:

(a)        The Optionee hereby acknowledges that the Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)        The Optionee hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c)        The Optionee hereby acknowledges that the Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Exchange Act) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)        The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e)        The Optionee hereby acknowledges that the Optionee is aware of the relevant requirements under the laws of the People’s Republic of China regarding overseas investment, including the requirements for approval and registration with competent authorities. The Optionee is acquiring these Securities after obtaining requisite approval or registration from competent authorities of the People’s Republic of China. Failure to obtain requisite approval or registration shall relieve the Company, and any Parent or Subsidiary, of any liability in respect of the failure to issue these Securities. If the failure is revealed or occurs after the issuance of these Securities, the Company shall be entitled, at its sole discretion, to redeem or request the Optionee to transfer these Securities to a transferee who is legally entitled to hold the Securities. Unless otherwise determined by the Administrator, the redemption price shall be the Exercise Price paid by the Optionee for the Securities. The Company, its Parent and any Subsidiary shall be relieved from any liability for any redemption or request for transfer made pursuant to the foregoing.

Signature of the Optionee:

Date: